Exhibit 10.2
FIRST AMENDMENT OF LOAN AGREEMENT
THIS FIRST AMENDMENT OF LOAN AGREEMENT (this “Amendment”) is made as of August 4, 2016 by and among CINEDIGM CORP., a Delaware corporation (“Borrower”), the lender signing this Amendment below (the “Required Lender”), and CORTLAND CAPITAL MARKET SERVICES LLC, solely in its capacity as administrative agent for the Lenders and collateral agent for the Secured Parties (collectively, in such capacities, together with its successors and assigns in such capacities, the “Agent”).
RECITALS
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and Agent are parties to that certain Second Lien Loan Agreement dated as of July 14, 2016 (as amended, amended and restated or modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement) pursuant to which Lenders have made certain loans available to the Borrower; and
WHEREAS, Borrower has requested that certain provisions of the Loan Agreement be amended, in each case as more particularly set forth below, and Required Lenders and Agent are willing to effect such amendments as provided in, and on the terms and conditions contained in, this Amendment;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Loan Agreement. Subject to the terms and conditions hereof and in accordance with Section 10.1 of the Loan Agreement, the parties hereto hereby acknowledge and agree that the Loan Agreement is hereby amended as follows:
(a)
    The definition of Lender or Lenders is deleted in its entirety and replace with the following:
“Lender” or “Lenders” means, collectively, any Person that (a) is listed on the signature pages hereof as a “Lender”, (b) from time to time becomes a party hereto by execution of an Assignment, or (c) becomes a Subsequent Lender.”
(b)
    The definition of Subsequent Loans is deleted in its entirety and replace with the following:
“Subsequent Loan” means any Loan made by any Lender on a Subsequent Closing Date.”

NY01\SherC\4300415.1

(c)
    The definition of Subsequent Lenders is deleted in its entirety and replace with the following:
“Subsequent Lender” means any Lender, if any, that becomes a Lender by execution of a Joinder.”
(d)
    The definition of Subsequent Shares is deleted in its entirety and replace with the following:
“Subsequent Shares” means the Shares to be issued by the Borrower to the applicable Lenders at a Subsequent Closing, if any, pursuant to the terms of Section 2. 1 (b).”
(e)
    The following definitions are added to Section 1.1 in its applicable alphabetical order:
“Escrow Agent” means Kelley Drye & Warren LLP as escrow agent for the Borrower, or any other Person named by Borrower in writing as escrow agent for the Borrower.”
“Lender Questionnaire” means the questionnaire to be completed by Subsequent Lenders in the form attached hereto as Exhibit I.
“Joinder” means any Joinder Agreement to the Loan Agreement, substantially in the form of Exhibit H attached hereto, by and among the Borrower, any Subsequent Lender and the Agent joining such Subsequent Lender to the Loan Agreement and the other Loan Documents, as applicable, as a Lender.”
(f)
    Section 2.1(b) is revised as follows:
(i)
    So much of Section 2.1(b) is hereby deleted, each reference to:
“applicable Subsequent Lender”
and replaced with the following:
“applicable Lender(s)”

NY01\SherC\4300415.1

(ii)
    Add the following phrase immediately after the phrase “(b) such number of Subsequent Shares”:
“(based on the closing price of the Class A Common Stock on the Nasdaq Global Market, or the other primary securities exchange on which the Class A Common Stock is listed, on the trading day immediately prior to such Subsequent Closing Date)”
(iii)
    Add the following phrase immediately after the phrase “per $1 million original principal amount”:
“, except that Subsequent Lenders whose Loans are to be counted against the principal amount committed by the Lead Lender in the final paragraph of Section 2.1 shall receive 98,000 Subsequent Shares per $1 million original principal amount,”
(g)
    So much of Section 2.1(d)(i)(C) is hereby deleted:
“Subsequent Lender(s)”
and replaced with the following:
“applicable Lender(s)”
(h)
    Section 2.1(d)(iii) is deleted in its entirety and replaced with the following:
“(iii) For each Subsequent Loan (A) upon agreement by a Lender to fund a Subsequent Loan or the joinder of a Subsequent Lender to this Agreement as a Lender for the purpose of funding a Subsequent Loan, each such Lender funding such Subsequent Loan shall make available the amount of its Subsequent Loan in immediately available funds to Escrow Agent at such office specified by Escrow Agent, to be held in escrow until the applicable Subsequent Closing; provided, that in the event such Subsequent Closing, for any reason, does not occur, the funds tendered in connection with such Subsequent Loan shall be returned to the applicable Lender(s) without deduction therefrom or interest payable thereon and Borrower shall promptly notify Agent in writing of such event; (B) promptly upon Agent’s receipt of a Notice of Borrowing for a Subsequent Loan, Escrow Agent shall confirm to Agent that it is in receipt of all funds in subpart (A) above for such Subsequent Loan, and in the event any Lender has not funded its funds for such Subsequent Loan, Escrow Agent shall notify such Lender to make available the amount of its Subsequent Loan in immediately available funds

NY01\SherC\4300415.1

to Escrow Agent at such office specified by Escrow Agent by no later than 10:00 a.m. on the Business Day specified in the applicable Notice of Borrowing; (C) upon confirmation by Agent and Lead Lender Counsel of satisfaction, or waiver, of the conditions set forth in Section 2.3(b) hereof, and written confirmation by Escrow Agent of receipt all requested funds, the Subsequent Loan shall be disbursed in accordance with the directions set forth in the Notice of Borrowing into the applicable account designated by Borrower in such Notice of Borrowing; provided, that in the event Escrow Agent has not received all the funds expected pursuant to the Notice of Borrowing by 2:00 p.m. Chicago time on the applicable Closing Date, Escrow Agent shall notify Borrower and Agent of such, and Agent and Borrower shall mutually determine whether and when to disburse the funds that have been received.
(i)
    The following Section 2.1(d)(iv) is hereby added after the end of Section 2.1(d)(iii):
(iv) Upon (A) a Lender tendering a Subsequent Loan to the Escrow Agent or (B) a Subsequent Lender tendering a duly executed Joinder to the Company and Agent and a Subsequent Loan to the Escrow Agent, Schedule II attached hereto shall be updated to reflect such Subsequent Loans, and such Lender or Subsequent Lender, as applicable, shall be irrevocably bound to make such Subsequent Loan if and when the next Subsequent Closing occurs. Notwithstanding anything herein to the contrary, the Borrower reserves the right to reject funds from a prospective Subsequent Lender by delivering written notice to such Subsequent Lender and Agent of such rejection no later than 12:00 pm Chicago time on the date of the applicable Subsequent Closing (if Borrower fails to timely deliver such notice of rejection, then Borrower shall be deemed to have accepted such funds) if, (X) the Borrower determines, in its sole discretion, that such person does not meet criteria under federal or state securities laws to invest in unregistered securities, or (Y) for any other reason upon receipt of the completed Lender Questionnaire or such other information or documentation tendered by the prospective Subsequent Lender to the Borrower. If the Borrower rejects funds from a prospective Subsequent Lender, the funds tendered in connection with such Subsequent Loan shall be promptly returned to such prospective Subsequent Lender without deduction therefrom or interest payable thereon and Borrower shall promptly notify Agent in writing of such event, upon which notice, Schedule II attached hereto shall be updated to reflect the cancellation of such Subsequent Loan and removal of such Subsequent Lender.”
(j)
    Section 2.3(b) is deleted in its entirety and replaced with the following:

NY01\SherC\4300415.1

“(b) Subsequent Closing.
(i)    Lender Closing Conditions. The obligation of the applicable Lenders to make their Subsequent Loans at the applicable Subsequent Closing are subject to the satisfaction, at or before such Subsequent Closing Date except as provided under Section 5.30 hereof, of each of the following conditions, provided that these conditions are for the Agent’s, the Initial Lender’s and the applicable Lenders’ sole benefit and may be waived by the Agent, the applicable Lenders and the Required Lenders at any time in their sole discretion by providing the Borrower with prior written notice of such waiver:
(1)    The Agent shall have received, if applicable, a Joinder, dated on or before the Subsequent Closing Date, duly executed and delivered by the applicable Subsequent Lenders.
(2)    The Agent shall have received, if applicable, a joinder to the Registration Rights Agreement, dated on or before the Subsequent Closing Date, duly executed and delivered by the applicable Subsequent Lenders.
(3)    The Agent shall have received irrevocable written instructions to the Transfer Agent relating to the issuance of the Subsequent Shares.
(4)    The Agent shall have received the Notes evidencing each of the Subsequent Loans, dated as of the Subsequent Closing Date, duly executed and delivered by the Borrower to each applicable Lender, if so requested by each such applicable Lender.
(5)    The Agent shall have received a certificate of the President, Chief Executive Officer or Chief Financial Officer of the Borrower certifying that as of the Execution Date and the Subsequent Closing Date: (A) the representations and warranties of the Loan Parties set forth in each Loan Document are true and correct as of the Execution Date, the Initial Closing Date, and the Subsequent Closing Date, (B) no Default has occurred and is continuing, and no Default would occur after giving effect to the transactions contemplated, under the Loan Documents (including the Subsequent Loans), the First Lien Loan Documents, the Convertible Notes Documents, and the Mezzanine Financing Documents, and (C) since March 31, 2016, there has been no Material Adverse Effect.
(6)    To the extent requested by the Agent (at the direction of the Required Lenders), the Agent shall have received a duly executed opinion of counsel to the Loan Parties, addressed to the Agent and

NY01\SherC\4300415.1

the Lenders and addressing such matters as the Agent or Lenders may reasonably request.
(7)    To the extent requested by the Agent (at the direction of the Required Lenders), the Agent shall have received a copy of each Constituent Document of each Loan Party that is on file with any Governmental Authority in any jurisdiction and certified as of a recent date by such Governmental Authority, together with, if applicable, certificates attesting to the good standing of such Loan Party in its jurisdiction of organization and each other jurisdiction where such Loan Party is qualified to do business as a foreign entity or where such qualification is necessary (and, if appropriate in any such jurisdiction, related tax certificates).
(8)    To the extent requested by the Agent (at the direction of the Required Lenders), the Agent shall have received a certificate of the secretary or other officer of each Loan Party in charge of maintaining books and records of such Loan Party certifying as to (A) the names and signatures of each officer of such Loan Party authorized to execute and deliver any Loan Document, (B) the Constituent Documents of such Loan Party attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification and (C) the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of each Loan Document to which such Loan Party is a party.
(9)    There shall have been paid to the Agent all fees and all reimbursements of costs or expenses incurred by counsel to the Agent as set forth herein and as set forth in the Agent Fee Letter, if applicable, in connection with the negotiation and documentation of the Loan Documents relating to the Subsequent Loans and consummation of the transactions contemplated thereby.
(10)    There shall have been paid to Lead Lender Counsel all reasonable fees and all reimbursements of reasonable costs and expenses incurred by the Lead Lender Counsel in connection with the negotiation and documentation of the Loan Documents relating to the Subsequent Loans and consummation of the transactions contemplated thereby.
(11)    Each Group Member shall have received all consents and authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all Permits of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary in connection with the consummation of the transactions contemplated in this Agreement and the other Loan Documents.

NY01\SherC\4300415.1

(12)    All representations and warranties of the Loan Parties set forth in each Loan Document shall be true and correct as of such date.
(13)    The Agent shall have received all documentation and other information required by regulatory authorities under the PATRIOT Act and other applicable “know your customer” and anti-money laundering rules and regulations.
(14)    The Agent shall have received such additional documents and information as the Agent or any applicable Lender, through the Agent, shall have reasonably requested.
(15)    The Agent shall have received a Notice of Borrowing duly executed by Borrower.
(ii)    Borrower Closing Conditions. The obligation of the Borrower to issue the Subsequent Shares at the Subsequent Closing are subject to the satisfaction, at or before the Subsequent Closing Date except as provided under Section 5.30 hereof, of each of the following conditions, provided that these conditions are for the Borrower’s sole benefit and may be waived by the Borrower at any time in its sole discretion by providing the Agent with prior written notice of such waiver:
(1)    The Borrower shall have received, if applicable, a Joinder and a joinder to the Registration Rights Agreement, duly executed and delivered by the Agent and the Subsequent Lenders, as applicable.
(2)    The Borrower shall have received a completed Lender Questionnaire from each Subsequent Lender and such other information reasonably requested by the Borrower to establish that the Subsequent Lender is deemed to be an “accredited investor” under the 1933 Act (including meeting the net worth or income requirements thereunder), or is otherwise permitted to invest in unregistered securities under federal and state securities law, in the reasonably discretion of the Borrower.
(3)    The applicable Lenders shall have delivered to the Escrow Agent for the benefit of the Borrower the purchase price for the Subsequent Loans by wire transfer of immediately available funds pursuant to the wire instructions provided by the Borrower.
(4)    The representations and warranties of the Agent and the Subsequent Lenders in the joinders to the Loan Documents, if applicable, shall be true and correct in all material respects as of the date when made and as of the Subsequent Closing Date as though made at that

NY01\SherC\4300415.1

time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date).
(k)
    The following Section 2.3(e) is hereby added immediately following the end of Section 2.3(d) :
“(e) Appointment Escrow Agent. The parties hereto acknowledge and consent to the appointment of the Escrow Agent hereunder. The Borrower and each of the Lenders jointly and severally agree to indemnify and hold the Escrow Agent harmless with respect to any acts the Escrow Agent takes as escrow agent in accordance with the terms and conditions of this Agreement. The Borrower and each of the Lenders jointly and severally agree to hold the Escrow Agent harmless against any and all liabilities, losses, claims, damages or expenses, including reasonable attorney’s fees, that the Escrow Agent may incur by reason of or based upon its actions as escrow agent under this Agreement other than as a result of the gross negligence or willful misconduct of the Escrow Agent. The obligations under this paragraph shall survive termination of this Agreement.
(l)
    Section 9.8 is deleted in its entirety and replaced with the following:
Section 9.8 Accredited Lender. Such Lender is either, (i) an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Rule 501”), or (ii) has a representative who meets the requirements of serving as a purchaser’s representative as defined in Rule 501, who is capable of evaluating the merits and risks of the investment contemplated hereby on the Lender’s behalf.
(m)
    Schedule II — Subsequent Lenders is hereby deleted in its entirety and replaced with the attached Schedule II — Subsequent Loans (as may be modified from time to time) as attached hereto.
(n)
    Exhibit H — Form of Joinder to Loan Agreement, as attached hereto, is hereby attached to the Loan Agreement in its applicable alphabetical order.
(o)
    Exhibit I — Lender Questionnaire, as attached hereto, is hereby attached to the Loan Agreement in its applicable alphabetical order.
2.
    Representations and Warranties. By its

NY01\SherC\4300415.1

execution hereof, Borrower hereby represents and warrants to the Required Lenders and the Agent as follows:
(a)
    no Default or Event of Default exists under the Loan Agreement or any of the other Loan Documents as of the date hereof or would result from the amendments contemplated hereby;
(b)
    the representations and warranties contained in Article III of the Loan Agreement or in any other Loan Document, or which are contained in any of the financial statements from time to time certified by the Borrower and furnished pursuant thereto, are true and correct on and as of the date hereof (except that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date);
(c)
    it has the requisite corporate or organizational power and authority and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby; and
(d)
    this Amendment has been duly executed and delivered by a Responsible Officer of Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.
3.
    Conditions to Effectiveness. This Amendment shall become effective upon the date on which all of the following conditions precedent have been satisfied (or otherwise waived in accordance with Section 10.1 of the Loan Agreement, as in effect prior to giving effect to this Amendment) (the “Effective Date”):
(a)
    Counterparts of Document. Receipt by Agent of executed original counterparts (or electronic copies followed promptly by originals) of this Amendment in form and substance satisfactory to Agent.
(b)
    Fees and Expenses. Borrower shall have paid to Agent all out-of-pocket expenses accrued or incurred by Agent on or before the Effective Date (including all reasonable fees, charges and disbursements of counsel to Agent (directly to such counsel if requested by Agent)) plus such additional amounts of such fees, charges and disbursements as shall constitute its estimate of such reasonable fees, charges and disbursements incurred or to be incurred through the closing proceedings; provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Agent.

NY01\SherC\4300415.1

4.
    Effect of this Amendment. Borrower agrees that, except as expressly provided herein or in the other documents to be executed and delivered to Agent and Required Lenders in connection herewith, (a) the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect, and (b) this Amendment shall not be deemed to (i) be a waiver of, consent to, a modification of or amendment to any other term or condition of the Loan Agreement, any other Loan Document or any other agreement by and among Borrower, on the one hand, and Required Lenders and Agent, on the other hand, (ii) prejudice any other right or rights which Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, or (iii) be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrowers, or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or any other Loan Document or any rights or remedies arising in favor of Lender under or with respect to any such documents. References in the Loan Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof’) and in any other Loan Document to the “Loan Agreement” shall be deemed to be references to the Loan Agreement as modified hereby. This Amendment shall be deemed incorporated into, and a part of, the Loan Agreement and shall constitute a “Loan Document” under and as defined in the Loan Agreement.
5.
    Reaffirmations. Borrower hereby (a) agrees that this Amendment shall not limit or diminish the obligations of such Persons under, or release such Persons from any obligations under, the Loan Agreement and each other Loan Document to which such Person is a party, (b) confirms and reaffirms such Person’s obligations under the Loan Agreement and each other Loan Document to which such Person is a party, and (c) agrees that the Loan Agreement (as modified hereby) and each other Loan Document remain in full force and effect and are hereby ratified and confirmed.
6.
    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law principles.
7.
    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), and by facsimile transmission or other electronic means, which signatures shall be considered original executed counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Each party to this Amendment agrees that it will be bound by its own facsimile or other electronically transmitted signature and that it accepts the facsimile or other electronically transmitted signature of each other party.
[Signature Page Follows]

NY01\SherC\4300415.1

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWER	CINEDIGM CORP.
	By:	/s/ Gary S. Loffredo
	Name:	Gary S. Loffredo
	Title:	SVP

AGENT:	CORTLAND CAPITAL MARKET SERVICES LLC
	By:	/s/ Matthew Trybula
	Name:	Matthew Trybula
	Title:	Associate Counsel

REQUIRED LENDER:	FIRST BANK & TRUST AS CUSTODIAN OF THE RONALD L. CHEZ IRA #1073
	By:	/s/ Karen Rose
	Name:	Karen Rose
	Title:	Authorized Signatory

Schedule II — Subsequent Loans

Applicable Lender	Subsequent Loan Commitment	Date of Subsequent Loan

Exhibit H - Form of Joinder to Second Lien Loan Agreement
Attached hereto is the Form of Joinder to Second Lien Loan Agreement.

Form of JOINDER TO LOAN AGREEMENT
THIS JOINDER TO LOAN AGREEMENT (this “Joinder”) is made as of the [ ]
day of [    , 20 ], by and among [    ] and [    ] (each a “Subsequent

Lender”, and collectively, the “Subsequent Lenders”) Cinedigm Corp., a Delaware corporation (“Borrower”) and Cortland Capital Market Services LLC, as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrower, the lenders from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent entered into that certain Second Lien Loan Agreement dated as of July 14, 2016 (as amended, amended and restated or modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement);
WHEREAS, pursuant to Section 2.1(b) of the Loan Agreement, the Borrower has
requested to incur a Subsequent Loan in the aggregate amount of $[    ]; and
WHEREAS, the Subsequent Lenders have agreed to make an aggregate amount of
$[    ] available to the Borrower on [    , ], 20111 (the “Subsequent Closing

Date”) as [a portion of] [the full amount of] such Subsequent Loan.
AGREEMENTS:
NOW, THEREFOR, for and in consideration of the foregoing Recitals (which are incorporated herein by this reference), and for other good and valuable considerations, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.
    The Subsequent Lenders hereby agree to provide [all of] [a portion of] the Subsequent Loan in the amount set forth on Schedule 1 attached hereto and the loan commitment of each Subsequent Lender shall be as set forth therein.
2.
    Each Subsequent Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder and to consummate that transactions contemplated hereby and to become a Lender under the Loan Agreement, (b) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to in Section 5.1(a) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder, (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (d) appoints and authorizes the Administrative Agent to take such action as administrative agent and collateral agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretions as are reasonably incidental thereto; (e) agrees to provide to Borrower and/or Administrative Agent any and all information requested by Borrower and/or Administrative Agent in order to confirm any requirements either must meet as it relates to investors and/or “know your customer” laws and regulations, and (f) agrees that, as of the date hereof, such Subsequent Lender shall (i) be a party to the Loan Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Loan Agreement and the other Loan Documents, (iii) perform all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a “Lender” under the Loan Agreement, including its obligations under Section 2.1(b) thereof and (iv) shall have the rights and obligations of a Lender under the Loan Agreement and the other Loan Documents.
3.
    The Borrower agrees that, as of the date hereof, each Subsequent Lender shall (a) be a party to the Loan Agreement and the other Loan Documents, (b) be a “Lender” for all purposes of the Loan Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Loan Agreement and the other Loan Documents.
4.
    The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 10.11 of the Loan Agreement are as set forth in each Subsequent Lender’s administrative questionnaire delivered by such Subsequent Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by Subsequent Lender in a notice to the Administrative Agent.
5.
    Following the effectiveness of this Joinder, Schedule II to the Loan Agreement will be deemed to be amended and restated in its entirety in the form of Schedule 5 attached hereto.
6.
    This Joinder may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Joinder by telecopier shall be effective as delivery of a manually executed counterpart of this Joinder.
7.
    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Joinder as of the day and year first above written:
BORROWER:

CINEDIGM CORP.,
a Delaware limited partnership

By:
Name: Christopher J. McGurk
Title: Chief Executive Officer

ADMINISTRATIVE AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC

By:
Name:
Title:

SUBSEQUENT LENDER:

By:
Name:
Title:

SUBSEQUENT LENDER:

[_____________]

By:
Name:
Title:

Schedule 1
to Joinder Agreement
Subsequent Lenders’ Commitments

Subsequent Lender	Loan Commitment	Date of Subsequent Loan

Schedule 5
to Joinder Agreement
Schedule II — Subsequent Loans

Lender	Subsequent Loan Commitment	Date of Subsequent Loan

Exhibit I — Lender Questionnaire
Attached hereto is the Lender Questionnaire.

CINEDIGM CORP.

LENDER QUESTIONNAIRE

The purpose of this Lender Questionnaire is to assure Cinedigm Corp., a Delaware corporation (the “Company”) that each prospective Lender under the Second Lien Loan Agreement (the “Loan Agreement”) dated as of July 14, 2016, by and among the Company, the lenders from time to time a party hereto (collectively, the “Lenders”), and Cortland Capital Market Services LLC, as administrative agent for the Lenders and collateral agent for the Secured Parties thereunder, as amended through the date hereof, will meet the suitability standards established by the Company for Lenders, including in connection with making a loan to the Company (a “Loan”) and the issuance of common stock of the Company (the “Shares”) thereunder. Capitalized terms used but not defined in this Lender Questionnaire shall have the meanings ascribed to them in the Loan Agreement.

By signing this Lender Questionnaire, you agree that the Company may disclose the information contained herein if they are called on to establish the availability of an exemption from registration under the Securities Act of 1933, as amended, (the “Act”), corresponding state securities laws, or for other appropriate purposes. The undersigned understands that the Company will rely on the following information for purposes of such determination and that the Shares will not be registered under the Act in reliance on an exemption from registration for nonpublic offerings provided by Section 4(a)(2) of the Act and Regulation D, promulgated thereunder, and the corresponding state securities exemptions.

The undersigned understands that this Lender Questionnaire is merely a request for information and is not an offer to sell or a solicitation of an offer to buy the Shares or to make a Loan to the Company, and no sale or Loan will occur prior to the acceptance by the Company of the undersigned’s joinder to the Loan Agreement and the amendment to the Loan Agreement to which this Lender Questionnaire is affixed (the “Amendment”), as well as the satisfaction of certain conditions under the Loan Agreement and Amendment.

ALL QUESTIONS MUST BE ANSWERED. If the answer to any question is “No” or “Not Applicable,” please so state. Please print or type your answers.

A representative of the Company or its legal counsel, Kelley Drye & Warren LLP, may follow up with you with additional questions.

Each of the parties agrees to maintain the confidentiality of the contents of this Lender Questionnaire, except that the contents hereof may be disclosed (a) to its partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that any Person to whom such disclosure is made will be informed of the confidential nature of hereof and instructed to keep the contents hereof confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, and (e) in connection with the exercise of any remedies hereunder or under any Loan Document or any action or proceeding relating to this Lender Questionnaire or any Loan Document or the enforcement of rights hereunder or thereunder.

ALL INFORMATION CONTAINED IN THIS LENDER QUESTIONNAIRE
WILL BE TREATED AS CONFIDENTIAL
PART I - GENERAL INFORMATION

1.	PERSONAL

Name:

Home Address:

Home Phone Number: (____)

Social Security Number/
Taxpayer I.D. Number: ______________________________ Age:

Name of Spouse:

Spouse’s Social Security
Number/ Taxpayer I.D. Number: _______________________ Age:

Number of Dependents:

If a corporation, indicate
the state of incorporation
and the year of incorporation:

2.	EMPLOYMENT

Name of
Employer:
Present occupation:
Salary:
Do you own your own business or are you otherwise employed?
Name and type of business employed by or owned:
Description of responsibilities:

Title:

Length of Time in Present Position:

Business Address:

Business Phone Number: (____)
Prior occupations, employment, and length of service during the past five (5) years:

Occupation	Name of Employer or Owned Business (and identify which)	Years of Service

Do you have any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, investment adviser registrations and SEC or state broker-dealer registrations? Yes: ____________ No: ____________
If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3.    EDUCATION (COLLEGE AND POSTGRADUATE)

Institution Attended	Degree	Dates of Attendance

PART II -- ACCREDITED INVESTORS

United States securities laws limit the number of subscribers that may participate in certain types of private stock offerings. The offering currently contemplated by the Company will be limited to “accredited investors,” as that term is defined by applicable securities laws.

To assist the Company in its determination of whether each investor is an accredited investor, we ask that you answer all of the questions on this form to the best of your ability. A “yes” answer to any one of these questions means that you are an “accredited investor.”

If you are not an “accredited investor,” you must have a representative who meets the criteria for serving as a “purchaser representative” under Rule 501 of Regulation D promulgated under the Act. Such representative must complete Exhibit A to this Lender Questionnaire, which you must also acknowledge.

Question 1

Are you a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000? For purposes of this determination, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Loans were made, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for making the Loan, for the purpose of making the Loan.

Yes ______
No ______

Question 2

Are you a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or who had joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year? For purposes of this determination, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

Yes ______
No ______

Question 3

Are you a director, executive officer or member of the Company?

Yes ______
No ______

Question 4

Are you an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered by the Company, with total assets in excess of $5,000,000?

Yes ______
No ______

Question 5

Are you a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Company, whose purchases of securities are directed by a “sophisticated person” as such term is defined in Rule 506(b)(2)(ii) promulgated pursuant to the Act?

Yes ______
No ______

Question 6

Are you a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940?

Yes ______
No ______

Question 7

Are you a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” as such term is defined in Rule 501 of Regulation D promulgated under the Act?

Yes ______
No ______

Question 8

Are you an entity in which all of the equity owners are “accredited investors” as such term is defined in Rule 501 of the Act?

Yes ______
No ______
PART III - REPRESENTATIONS AND WARRANTIES

I understand that the Company will rely upon the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

1.
The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in which I propose to participate is exempt from registration under the Act, pursuant to Section 4(a)(2) thereof, any corresponding state securities law exemptions, or otherwise;

2.	I will immediately notify the Company of any material change in any statement made herein that occurs prior to the closing of any investment by me in the Company;

3.
I am able to bear the economic risk of an investment in the Company of the size contemplated. In making this statement, consideration has been given to whether I can afford to hold the investment for an indefinite period of time and whether I can afford a complete loss of my investment. I offer as evidence of my ability to bear the economic risk, the information contained in this Lender Questionnaire;

4.	My investment in the Company will be solely for my own account, and not for the account of any other person or with a view toward resale, assignment, fractionalization, or distribution thereof; and

5.
I will provide the Company any information, including financial information, as they may need to ensure that the offering I propose to participate in is exempt from registration under the federal and state securities laws.

PART IV – PAYMENT INSTRUCTIONS

Principal, interest, and other payments in connection with the Loan should be made to the undersigned as follows in U.S. Dollars:

Bank Name:
ABA:
Account Name:
Account Number:
Attention:

[Signature page follows]

IN WITNESS WHEREOF, I have executed this Lender Questionnaire this __ day of _____________, 2016.

INDIVIDUALS SIGN HERE:            ORGANIZATIONS SIGN HERE:

____________________________________
Printed Name                        Printed Name of Organization

____________________________________
Signature                        Printed Name of Individual

____________________________________
Social Security Number                Signature

                            Federal Taxpayer I.D. Number

Address of Residence:                    Address of Principal Place of Business:

EXHIBIT A TO CINEDIGM CORP. LENDER QUESTIONNAIRE

LENDER REPRESENTATIVE CERTIFICATE

NOTE: This section only needs to be completed if the Lender is not considered to be an “Accredited Investor” under federal securities laws and the Lender has a Lender Representative in connection with the investment in the Company.

The purpose of this Lender Representative Certificate is to assure Cinedigm Corp., a Delaware corporation (the “Company”) that any representative (a “Lender Representative”) for a prospective Lender under the Second Lien Loan Agreement (the “Loan Agreement”) dated as of July 14, 2016, by and among the Company, the lenders from time to time a party hereto (collectively, the “Lenders”), and Cortland Capital Market Services LLC, as administrative agent for the Lenders and collateral agent for the Secured Parties thereunder, as amended through the date hereof, will meet the suitability standards established by the Company for such Lender Representatives. Capitalized terms used but not defined in this Lender Representative Certificate shall have the meanings ascribed to them in the Loan Agreement.

By signing this Lender Representative Certificate, you agree that the Company may disclose the information contained herein if they are called on to establish the availability of an exemption from registration under the Securities Act of 1933, as amended, (the “Act”), corresponding state securities laws, or for other appropriate purposes. The undersigned understands that the Company will rely on the following information for purposes of such determination and that the shares of common stock of the Company to be issued to the Lender will not be registered under the Act in reliance on an exemption from registration for nonpublic offerings provided by Section 4(a)(2) of the Act and Regulation D, promulgated thereunder, and the corresponding state securities exemptions.

The undersigned understands that this Lender Representative Certificate is merely a request for information and is not an offer to sell or a solicitation of an offer to buy any securities of the Company.

ALL QUESTIONS MUST BE ANSWERED. If the answer to any question is “No” or “Not Applicable,” please so state. Please print or type your answers. A representative of the Company or its legal counsel, Kelley Drye & Warren LLP, may follow up with you with additional questions.

Each of the parties agrees to maintain the confidentiality of the contents of this Lender Representative Certificate, except that the contents hereof may be disclosed (a) to its partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that any Person to whom such disclosure is made will be informed of the confidential nature of hereof and instructed to keep the contents hereof confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, and (e) in connection with the exercise of any remedies hereunder or under any Loan Document or any action or proceeding relating to this Lender Representative Certificate or any Loan Document or the enforcement of rights hereunder or thereunder.

ALL INFORMATION CONTAINED IN THIS LENDER REPRESENTATIVE CERTIFICATE WILL BE TREATED AS CONFIDENTIAL

The undersigned hereby represents and warrants as follows:

1.	REPRESENTATIVE CAPACITY

Names of prospective Lenders for which the undersigned is acting as a “purchaser representative,” as such term is defined in Rule 501 of Regulation D promulgated under the Act:

______________________________________________________

______________________________________________________

2.	PERSONAL

Name:

Home Address:

Home Phone Number: (____)

Is/are the prospective Lender(s) related to the undersigned by blood, marriage or adoption, and not more remote than as first cousin? Yes _____ No ______

If “Yes,” please explain the nature of your relationship with the prospective Lender(s):

3.	EMPLOYMENT

Name of
Employer:
Present occupation:
Do you own your own business or are you otherwise employed?
Name and type of business employed by or owned:
Description of responsibilities:

Title:

Length of Time in Present Position:

Business Address:

Business Phone Number: (____)
Prior occupations, employment, and length of service during the past five (5) years:

Occupation	Name of Employer or Owned Business (and identify which)	Years of Service

Do you have any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, investment adviser registrations and SEC or state broker-dealer registrations? Yes: ____________ No: ____________
If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

4.    EDUCATION (COLLEGE AND POSTGRADUATE)

Institution Attended	Degree	Dates of Attendance

5.    REPRESENTATIONS
By signing below, the undersigned represents that he or she satisfies the following conditions:

a.
The undersigned is not an affiliate, director, officer or other employee of the Company, or beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in the Company.

b.
The undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating, alone, or together with other purchaser representatives of the Lender, or together with the Lender, the merits and risks of the prospective investment in the Company.

c.
The undersign has disclosed to the Lender in writing any material relationship with the Company or its affiliates, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

[Signature page follows]
IN WITNESS WHEREOF, I have executed this Lender Representative Certificate this __ day of _____________, 2016.

LENDER REPRESENTATIVE:

____________________________________
Signature

____________________________________
Printed Name

Each Lender for whom the above listed person is serving as Lender Representative hereby acknowledges that such Lender Representative is his or her “purchaser representative,” as such term is defined under Rule 501 of Regulation D promulgated under the Act, in connection with evaluating the merits and risks of the prospective investment in the Company.

LENDER(S):

____________________________________        _________
Signature                            Date

____________________________________
Printed Name

____________________________________        _________
Signature                            Date

____________________________________
Printed Name

NY01\SherC\4300415.1